                                                                      EXHIBIT 21

                    SUBSIDIARIES OF ATMOS ENERGY CORPORATION


                                 Name                                             State of                Percent of
                                                                                Incorporation                Stock


ATMOS ENERGY HOLDINGS, INC.  (1)                                                  Delaware                     100%

ATMOS ENERGY SERVICES, INC.                                                       Delaware                     100%
(a wholly-owned subsidiary of
Atmos Energy Holdings, Inc.)

GREELEY ENERGY SERVICES, INC.                                                     Delaware                     100%
(a wholly-owned subsidiary of
Atmos Energy Services, Inc.)

TRANS LOUISIANA ENERGY SERVICES, INC.                                             Delaware                     100%
(a wholly-owned subsidiary of
Atmos Energy Services, Inc.)

UNITED CITIES ENERGY SERVICES, INC.                                               Delaware                     100%
(a wholly-owned subsidiary of
Atmos Energy Services, Inc.)

WKG ENERGY SERVICES, INC.                                                         Delaware                     100%
(a wholly-owned subsidiary of
Atmos Energy Services, Inc.)

TRANS LOUISIANA INDUSTRIAL GAS COMPANY, INC.                                      Louisiana                    100%
(a wholly-owned subsidiary of Atmos Energy Services, Inc.)

EGASCO, LLC                                                                         Texas                      100%
(a limited liability company) (wholly-owned by Atmos Energy Services,
Inc.)

ENERTRUST, INC.                                                                   Delaware                     100%
(a wholly-owned subsidiary of
Atmos Energy Services, Inc.)

ENERMART ENERGY SERVICES TRUST                                                  Pennsylvania                   100%
(a business trust)
(wholly-owned by Enertrust, Inc.)

                                                                      EXHIBIT 21

                                 Name                                             State of                Percent of
                                                                                Incorporation                Stock

ENERGAS ENERGY SERVICES TRUST                                                   Pennsylvania                   100%
(a business trust)
(wholly-owned by Enertrust, Inc.)

UNITED CITIES PROPANE GAS, INC.                                                   Tennessee                    100%
(a wholly-owned subsidiary of
Atmos Energy Holdings, Inc.)

ATMOS ENERGY MARKETING, LLC                                                       Delaware                     100%
(a limited liability company)
(wholly-owned by Atmos Energy Holdings, Inc.)

ATMOS LEASING, INC.                                                                Georgia                     100%
(a wholly-owned subsidiary of
Atmos Energy Holdings, Inc.)

ATMOS NON-REGULATED SHARED                                                        Delaware                     100%
SERVICES, INC.
(a wholly-owned subsidiary of
Atmos Energy Holdings, Inc.)

ATMOS STORAGE, INC.                                                               Delaware                     100%
(a wholly-owned subsidiary of
Atmos Energy Holdings, Inc.)

UCG STORAGE, INC.                                                                 Delaware                     100%
(a wholly-owned subsidiary of
Atmos Storage, Inc.)

WKG STORAGE, INC.                                                                 Delaware                     100%
(a wholly-owned subsidiary of
Atmos Storage, Inc.)

ATMOS EXPLORATION AND PRODUCTION, INC.                                            Delaware                     100%
(a wholly-owned subsidiary of Atmos Storage, Inc.)

                                                                      EXHIBIT 21

                                 Name                                             State of                Percent of
                                                                                Incorporation                Stock

TRANS LOUISIANA GAS STORAGE, INC.                                                 Delaware                     100%
(a wholly-owned subsidiary of Atmos Storage, Inc.)


(1) Atmos Energy Holdings, Inc. became a subsidiary of Atmos Energy
Corporation effective October 1, 2000.